Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[LOGO]

Wall Street Analyst Forum

Leslie J. Browne, President & CEO

December 1st, 2004

The Roosevelt Hotel, New York, NY

Forward-looking Statements

When used anywhere in this presentation, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia Drug Discovery, Inc. (“Pharmacopeia”). Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia’s strategic plan, the development by the company and market acceptance of new products, the establishment of drug discovery collaborations and the results of internal proprietary drug discovery programs, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in Pharmacopeia documents filed with the Securities and Exchange Commission, including Pharmacopeia’s registration statement on Form 10 and subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

[LOGO]

New Opportunity

Pharmacopeia Drug Discovery, Inc. is a biopharmaceutical company, focused on the creation of new small molecule therapeutics for significant unmet medical needs

Strategic Value Capture Points

[CHART]

Build stockholder value

•                  Raise Pharmacopeia profile

•                  Maintain existing customer base

•                  Evolve the business model

•                  Sow seeds for future growth

Strategy

Maintain and evolve current collaboration business while increasing investment in internally funded therapeutic programs to build the portfolio

Raise Pharmacopeia profile	Communicate the opportunity Raise scientific visibility

Maintain existing business	Extend the offering

Evolve the business model	Earn a larger share of the upside

Sow seeds for future growth	Invest strategically in therapeutics Build in immunobiology

Focused internally on Immunobiology

	Rheumatoid Arthritis	Psoriasis

Multiple Sclerosis	Immunobiology Disease Processes		Ulcerative Colitis

	Inflammatory Bowel Disease	Asthma

Robust Pipeline

In Clinical Trials w/ Collaborators 4

Pre-Clinical Development 3

Partnered

In Vivo Optimization 7

Partner / PCOP

In Vitro Lead Optimization 9

Lead Discovery 20+

Product Portfolio – November 2004

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed

PS516895	Rheumatoid Arthritis P38	Bristol Myers Squibb

PS469655	Asthma/Allergy	Daiichi

PS140430	Respiratory	Schering- Plough

PS291822	Inflammation	Schering- Plough

PS609096	Oncology	Schering- Plough

PS891169	Inflammation/ Arthritis	Berlex

PS778629	CNS	Organon

Internal Programs

PS608504	GVHD Jak3

PS388023	Angiogenesis avb3

PS826957	Inflammation IPR

p38 MAP Kinase Inhibition

•                  P38 is a member of the MAP kinase superfamily

•                  Independent activation pathway responsive to stress stimuli:

•     inflammatory cytokines, endotoxin, osmotic, UV, chemical stress

•                  Regulates production of inflammatory cytokines

•                  TNF-a, IL-1, IL-6, IL-8

P38 kinase: Central Role in Inflammation

TNF
p38	MK2
IL-1

RA – anti-TNFa
RA – anti IL-1
Enbrel
Remicade	Kineret
Humira

Blocks the inflammatory effects of TNF & IL-1 PS 516895 in clinical Phase I

Biologics Rheumatoid Arthritis Market

					Projected
		2000	2001	2002	2003	2004	2005

Enbrel	Amgen/Wyeth	652	761	802	1,590	2,250	2,900
Remicade	J&J	369	721	1,297	1,561	1,966	2,173
Arava	Aventis	177	231	266	237	119	59
Kineret	Amgen	—	12	62	125	200	235
Humira	Abbott	—	—	—	200	475	698
		1,198	1,725	2,427	3,713	5,010	6,065

Source: Deutsche Bank, March 2003

Physiology and Pathology of avb3 Role in Angiogenesis

1                                          avb3 is expressed on

i.                                         retinal vasculature of patients with Age-related Macular Degeneration (AMD)

ii.                                     vascular endothelial cells from patients with Proliferative Diabetic Retinopathy (PDR)

2.                                       avb3 expression is linked to neoplastic progression in malignant melanoma and breast cancer cell metastasis avb3 Early-stage Candidates

Pharmacopeia PS	avb3 Binding IC50 (uM)	Cell Adhesion IC50 (uM)	Migration IC50 (uM)	Survival IC50 (uM)	Proliferation IC50 (uM)

680648	0.0014	0.027	0.3	1	0.025

780035	0.0007	0.022	NA	NA	NA

388023	0.0006	0.063	0.03	ND	0.05

NA - Not Active; ND – non Dose Responsive

Pharmacopeia PS	avb3 Binding IC50 (uM)	Cell Adhesion IC50 (uM)	Migration IC50 (uM)	Survival IC50 (uM)	Proliferation IC50 (uM)

680648	0.0014	0.027	0.3	1	0.025

780035	0.0007	0.022	NA	NA	NA

388023	0.0006	0.063	0.03	ND	0.05

NA - Not Active; ND – non Dose Responsive

Inhibition of hypoxia-induced retinal neovascularization by PS388023

Vehicle

[GRAPHIC]

cRGD

[GRAPHIC]

PS388023

[GRAPHIC]

Inhibition of hypoxia-induced retinal neovascularization by PS388023

[CHART]

P=0.002

25 mg/kg BID dosing

Business Evolution

Drugs in the clinic Minimize the risk

Chemistry & Biology Assets:
• ultra-large libraries
• HTS capability		Advance internal pipeline License in candidates
• lead optimization		for value addition
• ADME Tox
• early product portfolio
• intellectual property

Deliver more for a bigger share of downstream

2004	2005-2006	2007+

9/27/04	Pharmacopeia Delivers Leads and Triggers Research Milestone in Collaboration with Neurocrine

	10/5/04	Pharmacopeia Achieves Preclinical Development Candidate Milestone in Collaboration with Schering-Plough

10/25/04	Pharmacopeia Announces Expanded Collaboration with Neurocrine

	10/26/04	Biovitrum AB and Pharmacopeia Form Strategic Research Alliance

11/9/04	Pharmacopeia Delivers Development Candidate and Achieves Research Milestone with Organon

The Next 12 months

•                  Continuing milestone flow from collaborations

•                  Expanded product portfolio

•                  Partnered programs should advance

•                  Addition of key pre-clinical and clinical assets

•                  Internal programs towards preclinical development

Summary

•                  Strong balance sheet

•                  Strong development pipeline fueled by collaborations

•                  Collaborations with major pharmas and biotechs

•                  Milestone and royalty flow from collaborations

•                  Experienced R&D team with proven track record

•                  Growing portfolio of wholly-owned programs